T. Rowe Price New America Growth Fund

T. Rowe Price New America Growth Fund—Advisor Class

T. Rowe Price New America Growth Fund—I Class

T. Rowe Price New America Growth Portfolio

Supplement to Prospectuses Dated May 1, 2015

In section 1, the portfolio manager table under “Management” is supplemented as follows:

Effective April 1, 2016, Justin White will replace Daniel Martino as the fund’s portfolio manager and Chairman of the fund’s Investment Advisory Committee. Mr. White joined T. Rowe Price in 2008.

In section 3, the disclosure under “Portfolio Management” is supplemented as follows:

Effective April 1, 2016, Justin White will replace Daniel Martino as Chairman of the fund’s Investment Advisory Committee. Mr. White joined the Firm in 2008 and his investment experience dates from that time. Since joining the Firm, he has served as an equity research analyst.

The date of this supplement is February 1, 2016.

F60-041 2/1/16